UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2004

Avanir Pharmaceuticals
__________________________________________
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-622-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On December 14, 2004, Avanir Pharmaceuticals issued a press release announcing its results of operations for the quarter and year ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed " filed" for purposes of Section 18 of the Securities Exchange of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1
Description: Press Release, dated December 14, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avanir Pharmaceuticals

December 14, 2004	By:	Gregory P. Hanson, CMA

Name: Gregory P. Hanson, CMA
Title: VP Finance & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 14, 2004